UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

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Bridger Aerospace Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 813-0079

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Bridger Aerospace Group Holdings, Inc., a Delaware corporation (the “Company”), on November 24, 2025, on November 21, 2025, Albacete Aero, S.L. (the “Buyer”), a Spanish sociedad limitada and a wholly-owned subsidiary of the Company, entered into an Aircraft Purchase Agreement (the “APA”) with MAB Funding Designated Activity Company, a designated activity company incorporated under the laws of Ireland, indirectly affiliated with MAB Funding, LLC, the previously reported joint venture with the Company, funds and accounts of which Marathon Asset Management, LP acts as investment manager and funds and accounts of which Eyre Street Capital, LLC acts as investment manager. The APA provides for the purchase of two Bombardier model CL-215-6B11 (CL-215T Variant) aircraft, together with four Pratt and Whitney Canada engines, related components and records, for an aggregate purchase price of $50,000,000, allocated $25,000,000 per aircraft.

On December 23, 2025, the Buyer consummated the acquisition in accordance with the APA. At closing, the Company, through the Buyer, paid the $49,980,000 purchase price (inclusive of the previously paid $3,000,000 deposit and reflecting adjustments pursuant to the APA) and received title to the aircraft, engines and related assets as provided in the APA. The summary above is qualified in its entirety by reference to the APA filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 24, 2025.

Item 7.01	Regulation FD Disclosure.

On December 30, 2025, the Company issued a press release announcing the closing of the APA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: December 30, 2025	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer

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